Exhibit 99.1

Supplemental Financial Data

    (Issued March 5, 2008)

Metavante Technologies, Inc.

4900 West Brown Deer Road

Milwaukee, WI 53223

Investor Relations Contacts

Kirk Larsen

Phone: 1-414-357-3553

Email: kirk.larsen@metavante.com

Kimberly Buxbaum

Phone: 1-414-357-9092

Email: kimberly.buxbaum@metavante.com

Website

www.metavante.com

Table of Contents

Page
Annual Statements of Income	1

Quarterly Statements of Income

- 2007	2
- 2006	3

Annual Revenue and Earnings Information	4

Quarterly Revenue and Earnings Information

- 2007	5
- 2006	6

Balance Sheet Information	7

Cash Flow Information	8

Non-GAAP Financial Measures	9

The following summary financial information is being provided to supplement the audited financial statements set forth in Metavante Technologies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007.

This summary includes non-GAAP financial measures. Please see page 9 for a discussion of why management believes these measures are useful to investors and the definitions of such terms.

The information contained herein has been derived from the financial statements of Metavante Technologies, Inc. All information should be read in conjunction with the historical financial statements contained in Metavante Technologies, Inc.’s Annual Report on Form 10-K, periodic reports on Form 10-Q or Form 8-K, and public announcements of financial information. Copies of these reports are available on our website at www.metavante.com or upon request from Metavante Technologies, Inc.

Metavante Technologies, Inc.

Statements of Income

(in thousands)

	Year Ended December 31,
	2007	2006	2005	2004
Revenue	$1,598,123	$1,504,178	$1,284,997	$1,015,393

Expenses:
Cost of processing and services	1,062,724	998,041	877,856	744,485
Selling, general, and administrative	233,405	234,170	178,626	124,364
Impairment charges	129,451	—	—	—
Transaction costs	19,647	—	—	—

Total Expenses	1,445,227	1,232,211	1,056,482	868,849

Income from operations	152,896	271,967	228,515	146,544

Other non-operating items:
Interest expense, net	(40,888)	(28,631)	(37,271)	(21,819)
Net gains from Firstsource	6,856	—	—	—
Other, net	1,176	(2,853)	1,626	1,119

Income before income taxes	120,040	240,483	192,870	125,844
Income tax provision	70,589	80,359	73,339	49,030

Net income	$49,451	$160,124	$119,531	$76,814

Adjusted EBITDA (1)	$468,688	$413,555	$369,275	$278,197

Adjusted cash net income (1)	$208,194	$181,493	$135,432	$87,741

(1)	Adjusted EBITDA and Adjusted cash net income are non-GAAP financial measures. See page 9 for a discussion of why management believes these measures are useful to investors and the definitions of such terms. See below for reconciliations of Adjusted EBITDA and Adjusted cash net income to net income.

	Year Ended December 31,
	2007	2006	2005	2004
Reconciliation of Net Income to EBITDA and Adjusted EBITDA:
Net income	$49,451	$160,124	$119,531	$76,814
Add:
Interest expense - net	40,888	28,631	37,271	21,819
Income tax provision	70,589	80,359	73,339	49,030
Depreciation and amortization	154,383	144,441	139,134	130,534
Transaction-related costs	23,926	—	—	—
Impairment charges	129,451	—	—	—

Adjusted EBITDA	$468,688	$413,555	$369,275	$278,197

Reconciliation of Net Income to Adjusted Net Income and Adjusted Cash Net Income:
Net income	$49,451	$160,124	$119,531	$76,814
Add:
Impairment charges, net of tax	111,458	—	—	—
Transaction-related costs, net of tax	16,010	—	—	—
Incremental interest expense, net of tax	9,878	—	—	—

Adjusted net income	186,797	160,124	119,531	76,814
Add:
Acquisition intangible amortization, net of tax	17,142	16,038	10,829	6,555
Stock-based compensation, net of tax	4,255	5,331	5,072	4,372

Adjusted cash net income	$208,194	$181,493	$135,432	$87,741

Metavante Technologies, Inc.

Quarterly Statements of Income

(in thousands)

(unaudited)

	2007
	Q1	Q2	Q3	Q4
Revenue	$387,241	$395,735	$406,913	$408,234

Expenses:
Cost of processing and services	254,811	263,201	270,318	274,394
Selling, general, and administrative	56,247	57,837	49,045	70,276
Impairment charges	—	—	—	129,451
Transaction costs	—	900	1,443	17,304

Total Expenses	311,058	321,938	320,806	491,425

Income (loss) from operations	76,183	73,797	86,107	(83,191)

Other non-operating items:
Interest expense, net	(7,284)	(6,764)	(5,621)	(21,219)
Net gains (losses) related to Firstsource	8,028	(982)	(6)	(184)
Other, net	34	(6)	(523)	1,671

Income (loss) before income taxes	76,961	66,045	79,957	(102,923)
Income tax provision (benefit)	27,686	23,184	29,796	(10,077)

Net income (loss)	$49,275	$42,861	$50,161	$(92,846)

Adjusted EBITDA (1)	$121,490	$111,167	$124,761	$111,271

Adjusted cash net income (1)	$54,380	$48,992	$54,992	$49,828

(1)	Adjusted EBITDA and Adjusted cash net income are non-GAAP financial measures. See page 9 for a discussion of why management believes these measures are useful to investors and the definitions of such terms. See below for reconciliations of Adjusted EBITDA and Adjusted cash net income to net income (loss).

Note: The sum of the quarters may not be equal to the respective full year figures due to rounding.

	2007
	Q1	Q2	Q3	Q4
Reconciliation of Net Income (Loss) to Adjusted EBITDA:
Net income (loss)	$49,275	$42,861	$50,161	$(92,846)
Add:
Interest expense - net	7,284	6,764	5,621	21,219
Income tax provision (benefit)	27,686	23,184	29,796	(10,077)
Depreciation and amortization	37,245	37,449	40,814	38,874
Transaction-related costs	—	909	(1,631)	24,650
Impairment charges	—	—	—	129,451

Adjusted EBITDA	$121,490	$111,167	$124,761	$111,271

Reconciliation of Net Income (Loss) to Adjusted Cash Net Income:
Net income (loss)	$49,275	$42,861	$50,161	$(92,847)
Add:
Impairment charges, net of tax	—	—	—	111,458
Transaction-related costs, net of tax	—	906	(472)	15,575
Incremental interest expense, net of tax	—	—	—	9,878

Adjusted net income	49,275	43,767	49,689	44,064
Add:
Acquisition intangible amortization, net of tax	4,069	4,258	4,250	4,565
Stock-based compensation, net of tax	1,036	967	1,053	1,199

Adjusted cash net income	$54,380	$48,992	$54,992	$49,828

Metavante Technologies, Inc.

Quarterly Statements of Income

(in thousands)

(unaudited)

	2006
	Q1	Q2	Q3	Q4
Revenue	$370,947	$373,540	$373,774	$385,917

Expenses:
Cost of processing and services	252,954	252,919	236,751	255,417
Selling, general, and administrative	56,072	54,833	65,043	58,222

Total Expenses	309,026	307,752	301,794	313,639

Income from operations	61,921	65,788	71,980	72,278

Other non-operating items:
Interest expense, net	(8,266)	(7,569)	(6,678)	(6,118)
Other, net	408	133	(250)	(3,144)

Income before income taxes	54,063	58,352	65,052	63,016
Income tax provision	19,533	17,978	23,812	19,036

Net income	$34,530	$40,374	$41,240	$43,980

EBITDA (1)	$98,746	$101,988	$107,152	$105,670

Cash net income (1)	$39,633	$45,794	$46,596	$49,470

(1)	EBITDA and Cash net income are non-GAAP financial measures. See page 9 for a discussion of why management believes these measures are useful to investors and the definitions of such terms. See below for reconciliations of EBITDA and Cash net income to net income.

Note: The sum of the quarters may not be equal to the respective full year figures due to rounding.

	2006
	Q1	Q2	Q3	Q4
Reconciliation of Net Income to EBITDA:
Net income	$34,530	$40,374	$41,240	$43,980
Add:
Interest expense - net	8,266	7,569	6,678	6,118
Allocated income tax provision	19,533	17,978	23,812	19,036
Depreciation and amortization	36,417	36,067	35,422	36,536

EBITDA	$98,746	$101,988	$107,152	$105,670

Reconciliation of Net Income to Cash Net Income:
Net income	$34,530	$40,374	$41,240	$43,980
Add:
Acquisition intangible amortization, net of tax	3,701	4,023	4,100	4,214
Stock-based compensation, net of tax	1,402	1,397	1,256	1,276

Cash net income	$39,633	$45,794	$46,596	$49,470

Metavante Technologies, Inc.

Revenue and Earnings Information

(in thousands)

	Year Ended December 31,
	2007	2006	2005	2004
Revenue
Financial Solutions Group	$636,230	$614,505	$545,118	$484,234
Payment Solutions Group	961,893	889,673	739,879	531,159

Total	$1,598,123	$1,504,178	$1,284,997	$1,015,393

Segment Operating Income
Financial Solutions Group	$154,618	$144,436	$104,204	$66,523
Payment Solutions Group	276,822	256,737	223,593	150,330

Total	431,440	401,173	327,797	216,853

Corporate/other (1)	(95,421)	(105,329)	(79,607)	(58,265)
Acquisition intangible amortization	(28,570)	(26,730)	(18,049)	(10,925)
Net gains related to Firstsource	6,856	—	—	—
Impairment charges	(129,451)	—	—	—
Transaction-related costs	(23,926)	—	—	—
Interest expense, net	(40,888)	(28,631)	(37,271)	(21,819)

Income before income taxes	120,040	240,483	192,870	125,844
Income tax provision	70,589	80,359	73,339	49,030

Net income	$49,451	$160,124	$119,531	$76,814

Segment operating margin
Financial Solutions Group	24.3%	23.5%	19.1%	13.7%
Payment Solutions Group	28.8%	28.9%	30.2%	28.3%

(1)	Corporate/other includes human resources, legal, finance and accounting, and various other unallocated charges.

Note: As disclosed in the Metavante Technologies, Inc. Form 10-Q filed on November 14, 2007, Metavante transferred its Image Solutions business from the Financial Solutions segment to the Payment Solutions segment. In the fourth quarter of 2007, Metavante modified its internal management reporting to include certain costs in Segment Operating Income that were previously included in Corporate/other. Segment reporting for all periods presented has been adjusted to reflect these changes.

Metavante Technologies, Inc.

Quarterly Revenue and Earnings Information

(in thousands)

(unaudited)

	2007
	Q1	Q2	Q3	Q4
Revenue
Financial Solutions Group	$152,018	$155,299	$166,474	$162,439
Payment Solutions Group	235,223	240,436	240,439	245,795

Total	$387,241	$395,735	$406,913	$408,234

Segment Operating Income
Financial Solutions Group	$38,747	$40,470	$36,672	$38,729
Payment Solutions Group	64,460	67,077	74,027	71,258

Total	103,207	107,547	110,699	109,987

Corporate/other (1)	(20,208)	(25,753)	(19,662)	(29,798)
Acquisition intangible amortization	(6,780)	(7,096)	(7,085)	(7,609)
Net gains/(losses) related to Firstsource	8,028	(982)	(6)	(184)
Impairment charges	—	—	—	(129,451)
Transaction-related costs	—	(909)	1,633	(24,650)
Interest expense, net	(7,286)	(6,762)	(5,621)	(21,219)

Income (loss) before income taxes	76,961	66,045	79,958	(102,924)
Income tax provision (benefit)	27,686	23,184	29,796	(10,077)

Net income (loss)	$49,275	$42,861	$50,162	$(92,847)

Segment operating margin
Financial Solutions Group	25.5%	26.1%	22.0%	23.8%
Payment Solutions Group	27.4%	27.9%	30.8%	29.0%

(1)	Corporate/other includes human resources, legal, finance and accounting, and various other unallocated charges.

Note: The sum of the quarters may not be equal to the respective full year figures due to rounding.

Metavante Technologies, Inc.

Quarterly Revenue and Earnings Information

(in thousands)

(unaudited)

	2006
	Q1	Q2	Q3	Q4
Revenue
Financial Solutions Group	$147,904	$152,817	$162,164	$151,620
Payment Solutions Group	223,043	220,723	211,610	234,297

Total	$370,947	$373,540	$373,774	$385,917

Segment Operating Income
Financial Solutions Group	$25,581	$35,652	$52,041	$31,162
Payment Solutions Group	67,033	59,031	59,667	71,006

Total	92,614	94,683	111,708	102,168

Corporate/other (1)	(24,118)	(22,056)	(33,146)	(26,011)
Acquisition intangible amortization	(6,168)	(6,705)	(6,833)	(7,023)
Interest expense, net	(8,266)	(7,569)	(6,678)	(6,118)

Income before income taxes	54,062	58,353	65,051	63,016
Income tax provision	19,532	17,979	23,812	19,036

Net income	$34,530	$40,374	$41,239	$43,980

Segment operating margin
Financial Solutions Group	17.3%	23.3%	32.1%	20.6%
Payment Solutions Group	30.1%	26.7%	28.2%	30.3%

(1)	Corporate/other includes human resources, legal, finance and accounting, and various other unallocated charges.

Note: The sum of the quarters may not be equal to the respective full year figures due to rounding.

Metavante Technologies, Inc.

Balance Sheet Information

(in thousands)

	December 31,
	2007	2006	2005
Assets
Current assets
Cash and cash equivalents	$185,528	$344,241	$208,028
Short-term investments	—	—	80,000
Restricted funds	386,250	247,585	308,282
Accounts receivable, net	127,859	123,702	111,417
EFD processing receivables	110,788	50,893	45,207
Unbilled revenues	109,632	98,861	83,664
Deferred income taxes	37,638	34,110	35,647
Other current assets	55,813	41,183	33,265

Total current assets	1,013,508	940,575	905,510

Capitalized software and conversions-net	232,743	214,520	217,577
Premises and equipment-net	138,040	135,221	137,340
Goodwill and intangibles-net	1,560,141	1,639,170	1,564,699
Long-term restricted funds	—	—	10,000
Other assets	155,567	85,828	22,663

Total Assets	$3,099,999	$3,015,314	$2,857,789

Liabilities and Shareholders’ Equity
Current liabilities
Current maturities of long-term debt	$13,164	$—	$—
Accounts payable	23,754	24,632	25,576
Accrued compensation and related benefits	48,048	52,379	46,176
Accrued expenses	180,956	124,219	125,168
Payments held for third party remittance	383,851	241,325	319,771
Deferred revenues	160,542	110,768	111,900
Other current liabilities	46,142	17,803	18,576

Total current liabilities	856,457	571,126	647,167

Long-term debt	1,736,883	982,000	982,000
Deferred income taxes	159,225	157,645	147,243
Other long-term liabilities	33,962	29,652	34,209

Total liabilities	2,786,527	1,740,423	1,810,619
Minority interest	14,121	12,757	11,503
Shareholders’ equity	299,351	1,262,134	1,035,667

Total Liabilities and Shareholders’ Equity	$3,099,999	$3,015,314	$2,857,789

Metavante Technologies, Inc.

Cash Flow Information

(in thousands)

	Year Ended December 31,
	2007	2006	2005	2004
Operating Activities
Net income	$49,451	$160,124	$119,531	$76,814
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of premises and equipment	40,520	40,882	40,448	35,659
Amortization	113,863	103,559	98,686	94,875
Impairment charges	129,451	—	—	—
Deferred income taxes	(25,481)	8,865	(1,067)	5,620
Stock-based compensation expense	21,125	8,104	7,624	7,286
Excess tax benefit from stock-based compensation arrangements	(4,255)	(1,940)	(2,415)	(2,231)
Other non-cash items	(3,193)	1,777	1,104	7,102
Changes in assets and liabilities-net of effect from acquisitions of businesses and foreign currency adjustments:
Accounts receivable	(5,057)	(7,190)	(20,033)	9,828
EFD processing receivables	(60,177)	(18,969)	4,201	(11,299)
Unbilled revenues	(11,128)	(12,307)	1,244	(16,019)
Accounts payable and accrued liabilities	58,836	18,335	(417)	4,225
Deferred revenues	25,018	(7,524)	2,419	(44)
Other assets and liabilities	16,452	(1,294)	(993)	(584)

Cash provided by operating activities	345,425	292,422	250,332	211,232

Investing Activities:
Capital expenditures for premises and equipment	(43,248)	(37,362)	(44,175)	(27,603)
Capital expenditures for capitalized software and conversion costs	(100,189)	(72,059)	(67,797)	(59,861)
Purchase of equity investment	—	(66,777)	—	—
Change in short-term investments	—	80,000	(77,546)	—
Change in restricted cash	(167,791)	696	269,669	(88,522)
Change in restricted CD’s	30,000	70,000	(190,000)	—
Acquisitions-net of cash acquired	(55,771)	(82,554)	(90,764)	(990,286)
Other	—	—	—	5,927

Cash used in investing activities	(336,999)	(108,056)	(200,613)	(1,160,345)

Financing Activities:
Repayment of debt and capital lease obligations	(982,348)	(2,647)	(42,634)	(1,812)
Change in payments held for third party remittance	142,527	(78,446)	(78,180)	88,522
Cash contribution from minority shareholders	—	—	12,561	—
Proceeds from issuance of debt and capital lease obligations	1,750,000	—	—	907,251
Proceeds from the issuance of common stock	625,000	—	—	—
Payment of debt issuance costs	(23,731)	—	—	—
Payment of equity issuance costs	(22,340)	—	—	—
Proceeds from the exercise of stock options	1,508	—	—	—
Excess tax benefit from stock-based compensation arrangements	4,255	1,940	2,415	2,231
Capital contribution for acquisitions	—	35,000	94,899	100,000
Dividend paid to parent	(1,665,000)	(4,000)	(4,000)	(4,000)

Cash (used in) provided by financing activities	(170,129)	(48,153)	(14,939)	1,092,192

Effect of exchange rate changes on cash and cash equivalents	2,990	—	—	—

Change in cash and cash equivalents	(158,713)	136,213	34,780	143,079
Cash and cash equivalents-beginning of period	344,241	208,028	173,248	30,169

Cash and cash equivalents-end of period	$185,528	$344,241	$208,028	$173,248

Free Cash Flow (1):
Cash provided by operating activities	$345,425	$292,422	$250,332	$211,232
Less:
Capital expenditures for premises and equipment	(43,248)	(37,362)	(44,175)	(27,603)
Capital expenditures for capitalized software and conversion costs	(100,189)	(72,059)	(67,797)	(59,861)

Free cash flow	$201,988	$183,001	$138,360	$123,768

(1)	Free cash flow is a non-GAAP financial measure. See page 9 for a discussion of why management believes free cash flow is useful to investors.

Metavante Technologies, Inc.

Non-GAAP Financial Measures

This databook contains non-GAAP financial measures such as “EBITDA”, “Adjusted EBITDA”, “Cash Net Income”, “Adjusted Cash Net Income”, “Free Cash Flow”, and “Adjusted Net Income”. These measures should not be considered substitutes for GAAP measures. The reconciliations of the non-GAAP measures to the appropriate GAAP measures can be found on the respective pages on which the measures are presented.

The following is a specific discussion of each measure:

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

Metavante’s management believes that “EBITDA” and “Adjusted EBITDA” are useful for evaluating performance against peer companies within its industry, as well as providing investors additional transparency to a financial measure used by management in its financial and operational decision-making. In addition, Metavante utilizes EBITDA and adjusted EBITDA in its evaluation and determination of the price of potential acquisition candidates, and to explain trends in its operating performance and believes it provides useful information about its ability to incur and service indebtedness. Also, EBITDA is included in the financial covenants applicable to Metavante’s credit facilities. EBITDA, as defined in the financial covenants, also excludes certain non-cash charges, such as impairment charges and stock option expense.

Adjusted EBITDA is defined as EBITDA excluding costs related to the separation from Marshall & Ilsley Corporation and impairment charges recorded in the fourth quarter of 2007. Metavante’s definition of EBITDA and adjusted EBITDA may differ from definitions used by other companies.

Cash Net Income and Adjusted Cash Net Income

Metavante’s management defines “cash net income” as net income before (1) stock-based compensation expense, net of tax, and (2) the amortization of intangible assets resulting from business acquisitions, net of tax. Adjusted cash net income excludes the items described above as well as the costs related to the separation from Marshall & Ilsley Corporation and the impairment charges recorded in the fourth quarter of 2007. Metavante’s management uses cash net income and adjusted cash net income to assess business performance and believes that it is useful for evaluating performance against peer companies within its industry, as well as providing investors additional transparency to a financial measure used by management in its financial and operational decision-making. Metavante’s definition of cash net income and adjusted cash net income may differ from definitions used by other companies.

Free Cash Flow

Metavante’s management defines free cash flow as cash provided by operating activities less capital expenditures. Metavante’s management believes that free cash flow provides useful information to investors regarding Metavante’s ability to generate cash from business operations that is available for acquisitions and other investments, and debt service. Metavante’s definition of free cash flow may differ from definitions used by other companies.

Adjusted Net Income

Metavante’s management defines “adjusted net income” as income excluding costs related to the separation from Marshall & Ilsley Corporation and impairment charges recorded in the fourth quarter of 2007. Metavante’s management believes that adjusted net income is meaningful to investors because it is an indicator of the ongoing operating performance of Metavante’s business. Metavante’s definition of adjusted net income may be different from definitions used by other companies.